Exhibit 10.44

SIXTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT

THIS SIXTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT (“Fifth Amendment”) is entered into August 12, 2005 (“Effective Date”) by and between Blast Energy Services, Inc. (formerly known as Verdisys, Inc.), a California corporation (“Blast”) and Maxim TEP, Inc., a Texas Corporation (“Maxim”).

WHEREAS on March 8, 2005, Blast and Maxim entered into an assignment of license agreement requiring payments to be made in accordance with a defined payment schedule;

WHEREAS Maxim has failed to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the total balance due on June 3, 2005, has failed to cure the default within the defined 45 day cure period and has failed to pay the amount by the extension date of August 12, 2005;

WHEREAS Maxim has requested an extended period to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the additional consideration due;

THEREFORE, in view of the good and valuable consideration stated below, Blast and Maxim agree as follows:

1.	Extension Period.

1.1 Blast agrees to extend the period that Maxim has to fund the Three Hundred and Sixty Five Thousand ($365,000) Dollars of the balance due to August 19, 2005. Failure to pay the Three Hundred and Sixty Five Thousand ($365,000) Dollars on or before August 19, 2005 will result in the lapse of the assignment and forfeiture of all prior consideration.

2.	Consideration.

2.1 In consideration of this Extension, Maxim shall pay a delinquency fee of Twenty Five Thousand ($25,000) Dollars on August 12, 2005.

All other terms of the Assignment of License Agreement and the First, Second, Third, Fourth & Fifth Amendment are unchanged and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MAXIM TEP, INC.

/s/ ROBERT SEPOS, CFO	8-12-05
Robert Sepos, Chief Financial Officer	Date

BLAST ENERGY SERVICES, INC.

/s/ JOHN O’KEEFE	8-12-05
John O’Keefe, EVP & Co-CEO	Date

SEVENTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT

THIS SEVENTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT (“Fifth Amendment”) is entered into August 19, 2005 (“Effective Date”) by and between Blast Energy Services, Inc. (formerly known as Verdisys, Inc.), a California corporation (“Blast”) and Maxim TEP, Inc., a Texas Corporation (“Maxim”).

WHEREAS on March 8, 2005, Blast and Maxim entered into an assignment of license agreement requiring payments to be made in accordance with a defined payment schedule;

WHEREAS Maxim has failed to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the total balance due on June 3, 2005, has failed to cure the default within the defined 45 day cure period and has failed to pay the amount by the extension date of August 19, 2005;

WHEREAS Maxim has requested an extended period to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the additional consideration due;

THEREFORE, in view of the good and valuable consideration stated below, Blast and Maxim agree as follows:

1.	Extension Period.

1.1 Blast agrees to extend the period that Maxim has to fund the Three Hundred and Sixty Five Thousand ($365,000) Dollars of the balance due to August 26, 2005. Failure to pay the Three Hundred and Sixty Five Thousand ($365,000) Dollars on or before August 26, 2005 will result in the lapse of the assignment and forfeiture of all prior consideration.

2.	Consideration.

2.1 In consideration of this Extension, Maxim shall pay a delinquency fee of Twenty Five Thousand ($25,000) Dollars on or before August 24, 2005.

All other terms of the Assignment of License Agreement and the First, Second, Third, Fourth & Fifth Amendment are unchanged and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written

MAXIM TEP, INC.

/s/ ROBERT SEPOS, CFO	8/19/05
Robert Sepos, Chief Financial Officer	Date

BLAST ENERGY SERVICES, INC.

/s/ JOHN O’KEEFE	8-15-05
John O’Keefe, EVP & Co-CEO	Date

EIGHTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT

THIS EIGHTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT (“Eighth Amendment”) is entered into August 26, 2005 (“Effective Date”) by and between Blast Energy Services, Inc. (formerly known as Verdisys, Inc.), a California corporation (“Blast”) and Maxim TEP, Inc., a Texas Corporation (“Maxim”).

WHEREAS on March 8, 2005, Blast and Maxim entered into an assignment of license agreement requiring payments to be made in accordance with a defined payment schedule;

WHEREAS Maxim has failed to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the total balance due on June 3, 2005, has failed to cure the default within the defined 45 day cure period and has failed to pay the amount by the extension date of August 26, 2005;

WHEREAS Maxim has requested an extended period to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the additional consideration due;

THEREFORE, in view of the good and valuable consideration stated below, Blast and Maxim agree as follows:

1.	Extension Period.

1.1 Blast agrees to extend the period that Maxim has to fund the Three Hundred and Sixty Five Thousand ($365,000) Dollars of the balance due to September 2, 2005. Failure to pay the Three Hundred and Sixty Five Thousand ($365,000) Dollars on or before September 2, 2005 will result in the lapse of the assignment and forfeiture of all prior consideration.

2.	Consideration.

2.1 In consideration of this Extension, Maxim shall pay a delinquency fee of Twenty Five Thousand ($25,000) Dollars on or before August 26, 2005.

All other terms of the Assignment of License Agreement and the First, Second, Third, Fourth, Fifth, Sixth and Seventh Amendment are unchanged and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written

MAXIM TEP, INC.

/s/ ROBERT SEPOS, CFO	8/26/2005
Robert Sepos, Chief Financial Officer	Date

BLAST ENERGY SERVICES, INC.

/s/ JOHN O’KEEFE	8/26/2005
John O’Keefe, EVP & Co-CEO	Date

NINTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT

THIS NINTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT (“Ninth Amendment”) is entered into September 2, 2005 (“Effective Date”) by and between Blast Energy Services, Inc. (formerly known as Verdisys, Inc.), a California corporation (“Blast”) and Maxim TEP, Inc., a Texas Corporation (“Maxim”).

WHEREAS on March 8, 2005, Blast and Maxim entered into an assignment of license agreement requiring payments to be made in accordance with a defined payment schedule;

WHEREAS Maxim has failed to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the total balance due on June 3, 2005, has failed to cure the default within the defined 45 day cure period and has failed to pay the amount by the extension date of September 2, 2005;

WHEREAS Maxim has requested an extended period to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the additional consideration due;

THEREFORE, in view of the good and valuable consideration stated below, Blast and Maxim agree as follows:

1.	Extension Period.

1.1 Blast agrees to extend the period that Maxim has to fund the Three Hundred and Sixty Five Thousand ($365,000) Dollars of the balance due to September 9, 2005. Failure to pay the Three Hundred and Sixty Five Thousand ($365,000) Dollars on or before September 9, 2005 will result in the lapse of the assignment and forfeiture of all prior consideration.

2.	Consideration.

2.1 In consideration of this Extension, Maxim shall pay a delinquency fee of Twenty Five Thousand ($25,000) Dollars on or before September 6, 2005.

All other terms of the Assignment of License Agreement and the First, Second, Third, Fourth, Fifth, Sixth, Seventh, and Eighth Amendment are unchanged and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written

MAXIM TEP, INC.

/s/ ROBERT SEPOS, CFO	9/2/2005
Robert Sepos, Chief Financial Officer	Date

BLAST ENERGY SERVICES, INC.

/s/ JOHN O’KEEFE	9/6/2005
John O’Keefe, EVP & Co-CEO	Date

TENTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT

THIS TENTH AMENDMENT TO THE ASSIGNMENT OF LICENSE AGREEMENT (“Tenth Amendment”) is entered into September 9, 2005 (“Effective Date”) by and between Blast Energy Services, Inc. (formerly known as Verdisys, Inc.), a California corporation (“Blast”) and Maxim TEP, Inc., a Texas Corporation (“Maxim”).

WHEREAS on March 8, 2005, Blast and Maxim entered into an assignment of license agreement requiring payments to be made in accordance with a defined payment schedule;

WHEREAS Maxim has failed to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the total balance due on June 3, 2005, has failed to cure the default within the defined 45 day cure period and has failed to pay the amount by the extension date of September 9, 2005;

WHEREAS Maxim has requested an extended period to pay Three Hundred and Sixty Five Thousand ($365,000) Dollars of the additional consideration due;

THEREFORE, in view of the good and valuable consideration stated below, Blast and Maxim agree as follows:

1.	Extension Period.

1.1 Blast agrees to extend the period that Maxim has to fund the Three Hundred and Sixty Five Thousand ($365,000) Dollars of the balance due to September 16, 2005. Failure to pay the Three Hundred and Sixty Five Thousand ($365,000) Dollars on or before September 16, 2005 will result in the lapse of the assignment and forfeiture of all prior consideration.

2.	Consideration.

2.1 In consideration of this Extension, Maxim shall pay a delinquency fee of Twenty Five Thousand ($25,000) Dollars on or before September 12, 2005.

All other terms of the Assignment of License Agreement and the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth and Ninth Amendment are unchanged and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written

MAXIM TEP, INC.

/s/ ROBERT SEPOS, CFO	9/9/2005
Robert Sepos, Chief Financial Officer	Date

BLAST ENERGY SERVICES, INC.

/s/ JOHN O’KEEFE	9/9/2005
John O’Keefe, EVP & Co-CEO	Date